UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 22, 2010

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Today at the European Respiratory Society Annual Congress in Barcelona, Spain, GlaxoSmithKline plc presented two oral presentations:  Phase 2 study of RELOVAIR™, a once-daily combination medicine of fluticasone furoate (FF), the inhaled corticosteroid (ICS), and vilanterol trifenatate (VI), the long-acting beta2 agonist (LABA) in patients with chronic obstructive pulmonary disease (COPD) and Phase 2b study of VI in patients with asthma.  RELOVAIR™ is being developed for the treatment of patients with COPD or asthma under the LABA collaboration between GSK and Theravance, Inc.  The two presentations are filed as Exhibit 99.1 and Exhibit 99.2 to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description

Exhibit 99.1	Safety and efficacy of fluticasone furoate/vilanterol trifenatate (FF/VI) in COPD patients

Exhibit 99.2	24h duration of the novel long-acting b2 agonist vilanterol trifenatate in uncontrolled asthma

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: September 22, 2010	By:	/s/ Michael W. Aguiar

Michael W. Aguiar
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Safety and efficacy of fluticasone furoate/vilanterol trifenatate (FF/VI) in COPD patients

Exhibit 99.2	24h duration of the novel long-acting b2 agonist vilanterol trifenatate in uncontrolled asthma